ASSIGNMENT AND DELEGATION

Lessee:  UNIVERSAL MONEY CENTERS, INC.       Master Lease  10319

THIS ASSIGNMENT AND DELEGATION MADE AS OF, by and between UNIVERSAL MONEY CENTERS, INC. ("Assignor"), Diebold, Incorporated ("Seller") and, Diebold Credit Corporation ("Assignee").

WHEREAS, Assignor and Seller are parties to a Memorandum of Agreement dated, September 2nd 1998, ("Agreement"), which provides, in part, for the installation and/or sale of certain equipment ("Equipment") to Assignor; and

WHEREAS, Assignor and Assignee intends to enter into a Master Equipment Lease of even date with respect to the Equipment ("Lease"); and

WHEREAS, Assignor intends to assign certain of its rights, and to delegate certain of its obligations, under the Agreement, as set forth below, to Assignee; and

WHEREAS, Seller intends to consent to such assignment and delegation.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

(d)  ASSIGNMENT
Assignor hereby assigns to Assignee, Assignor's right to purchase and receive title to the Equipment pursuant to the Agreement. All other rights of Assignor, under the Agreement, are not assigned to Assignee and shall continue to run directly to Assignor, provided, that, upon termination of the Lease, for any reason, Assignor shall assign to Assignee all of Assignor's then remaining rights (if any) under the Agreement.

(d)  WARRANTIES
Nothing contained herein shall be deemed to assign, modify, limit or expand the rights, warranties, remedies, liabilities and/or any limitations of such rights, warranties, remedies and liabilities contained in the Agreement, and Assignor shall have no greater rights, warranties, or remedies than those provided pursuant to the Agreement. Assignor acknowledges that Assignee is a wholly owned subsidiary of Seller, and agrees that Assignee shall have no liability to Assignor as a result of any act or omission by Seller.

(d)  DELEGATION
Assignor hereby delegates to Assignee, and Assignee hereby agrees to perform, Assignor's obligation under the Agreement to pay the purchase price for the Equipment as set forth in the Agreement, and any applicable taxes as described in Section 5 of the Agreement (the "Purchase Price"), provided, that, Assignee receives a properly executed and delivered Certificate of Acceptance with respect to the Equipment from Assignor in accordance with the Lease. Assignor shall, at all times, be obligated to Seller to perform all of the obligations of Assignor pursuant to the Agreement, other than the obligation to pay the Purchase Price. Assignee shall have no duty to perform any of the Assignor's obligations under the Agreement, other than the obligation to pay the Purchase Price.

(d)  CONDITION SUBSEQUENT
If Assignor fails to deliver a Certificate of Acceptance to Assignee pursuant to
Section 2 of the Lease, this Assignment and Delegation shall become null and void, and of no force or effect. In such event:

    (d) Assignor shall promptly pay to Assignee the aggregate amount of all portions of the Purchase Price previously paid to Seller by Assignee, plus interest at the rate of one and one-half percent (1-1/2%) per month, (18% per annum) or such lesser rate as may be the maximum rate permitted under applicable law, calculated daily on the aggregate amount of such previously paid portions of the Purchase Price from the date of payment by Assignee to Seller, to the date of repayment by Assignor to Assignee hereunder; and

    (b) the delegation set forth at Section 3 shall be of no further effect, and Assignee shall have no further obligations as a result of that delegation.

(d)  CONSENT
Seller hereby consents to the terms and conditions of this Assignment and Delegation, provided, that:

    (d) This Assignment and Delegation shall not release Assignor of any of its duties or liabilities to Seller pursuant to the Agreement, except that if Assignor executes and delivers a Certificate of Acceptance to Assignee pursuant to Section 2 of the Lease, Assignor shall be relieved of its obligations to pay the Purchase Price; and

    (b) Seller shall have no liability to Assignee except to transfer title to Assignee upon payment of the Purchase Price.

(d)  GENEREAL
    (d) This Assignment and Delegation constitutes the final agreement of the parties hereto with respect to the subject matter hereof, and supersedes all previous negotiations, proposals, commitments, writings, advertisements, publications and understandings of any nature whatsoever.

    (b) Except as specifically provides herein, any changes to the Assignment and Delegation shall become effective only if mutually agreed upon in writing by the duly authorized representatives of all the parties hereto. This Assignment and delegation shall not be modified or amended or any rights of a party to it waived except by such a writing.

    (c) Section headings are inserted for convenience only and shall not be used in any way to construe the terms of this Assignment and Delegation.

    (d) This agreement shall be of no effect until accepted by Assignee at its Corporate Offices in Canton, Ohio, and shall be governed and construed in accordance with the laws of the State of Ohio. Assignor consents, in all actions and proceedings arising from this agreement, to the exclusive jurisdiction of the Federal District Court of the Northern District of Ohio, Eastern Division, or any State Court located within Stark County, Ohio.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Delegation to be duly executed as of the date first set forth above.

      DIEBOLD, INCORPORATED (Seller)      DIEBOLD CREDIT CORPORATION (Assignee)

By:    /s/ P.K. Gwich                      By:   /s/ Robert J. Warren
      ------------------------------            -------------------------------

Title: Contract Administration             Title: Vice President & Treasurer
      ------------------------------             ------------------------------

      UNIVERSAL MONEY CENTERS, INC. (Assignor)

By:    /s/ Pamela A. Glenn
      ------------------------------            -------------------------------

Title:  Vice President
      ------------------------------            -------------------------------

                           DIEBOLD CREDIT CORPORATION
                                 LEASE SCHEDULE

      This Lease Schedule is executed pursuant to the subject Master Lease Agreement (Master Lease), the terms and conditions of which are incorporated herein by reference.

The equipment described in the Schedule "A" hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

          Lessor:                            Lessee:
          DIEBOLD CREDIT CORPORATION         UNIVERSAL MONEY CENTERS, INC.
          5995 Mayfair Rd                    6800 SQUIBB RD
          North Canton, Oh. 44720            OVERLAND PARK, KS 66202

                           Lease Schedule, Page 2 of 2
                  Master Lease No. 10319________Dated: 2/28/98

------------------------------------------------------------------------------------------------
 1. Sales Order    2. Term      3. Description    4. Domicile Location   5. Cost     6. Basic
      No.                                                                              Rent
------------------------------------------------------------------------------------------------

   0499-01265-11     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-12     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-13     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-14     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-15     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-16     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-17     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-18     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-19     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-20     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-21     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-22     60      CSP-200 ATM WITH TWO *                    $8,005.00    $$163.30
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
                                                  * To be provided by               $
                                                  Lessee at
                                                  installation.
------------------------------------------------------------------------------------------------
                             Side One
 DIEBOLD CREDIT CORPORATION, 5995 Mayfair Road, North Canton, Ohio
                    44720; PHONE (330) 490-6900


                                                                                     Page 3 of 6

                           DIEBOLD CREDIT CORPORATION
                                 LEASE SCHEDULE


1. Sales Order No.: This number will correspond to the Sales Agreement signed by Customer and Diebold Inc. and assigned to Diebold Credit Corporation for payment.

2. Term: Will begin on the 1st day of the month following the acceptance date listed on the Schedule "A" and will continue for the number of months listed under that section.

3. Description: Briefly describes the equipment that is itemized on the Schedule "A"

4. Domicile Location: The equipment will be housed at this location unless approved by lessor.

5. Cost: This is the investment that is used to determine Basic Rent and is taken from the Sales Agreement, any changes negotiated between Lessee and Manufacturer must be approved by lessor.

6. Basic Rent: Will be the monthly rental payments in the amount set forth in the Lease Schedule or if different, the rent payment in the Schedule "A" and Acceptance Certificate will become the rental payment.


Additional Terms:
Theparties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code.

Lessee acknowledges that it has either a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.

This Lease Schedule will apply only to the Schedule "A" document signed and approved by Lessee.

                                    By execution hereof, the signer certifies that he/she has read, accepted and duly executed this Lease Schedule to the Master Lease Agreement on behalf of Lessee.


Lessor:  DIEBOLD CREDIT CORPORATION      Lessee:   UNIVERSAL MONEY CENTERS, INC.


By:    /S/ Robert J. Warren               By:   /s/ Pamela A. Glenn
      ------------------------------            -------------------------------

Title: Vice President & Treasurer         Title: Vice President
      ------------------------------             ------------------------------

Date:  10/05/98                           Date:  9-25-98
      ------------------------------             ------------------------------


                                    Side Two
    DIEBOLD CREDIT CORPORATION, 5995 Mayfair Road, North Canton, Ohio 44720;
                              PHONE (330) 490-6900

                           DIEBOLD CREDIT CORPORATION
                                 LEASE SCHEDULE

     This Lease Schedule is executed pursuant to the subject Master Lease Agreement (Master Lease), the terms and conditions of which are incorporated herein by reference. The equipment described in the Schedule "A" hereto ("the Equipment") is leased pursuant to the terms and conditions of this Lease Schedule and the Master Lease.

          Lessor:                            Lessee:
          DIEBOLD CREDIT CORPORATION         UNIVERSAL MONEY CENTERS, INC.
          5995 Mayfair Rd                    6800 SQUIBB RD
          North Canton, Oh. 44720            OVERLAND PARK, KS 66202


                    Lease Schedule, Page 1 of 2
           Master Lease No. 10319________Dated: 2/28/98

------------------------------------------------------------------------------------------------
 1. Sales Order    2. Term      3. Description    4. Domicile Location   5. Cost     6. Basic
      No.                                                                              Rent
------------------------------------------------------------------------------------------------

   0499-01265-00     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-01     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-02     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-03     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-04     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-05     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-06     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-07     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-08     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-09     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
   0499-01265-10     60      CSP-100 ATM WITH TWO *                    $6,505.00    $$132.70
                             SIDEDILLUMINATED
                             TOPPERS
------------------------------------------------------------------------------------------------
                                                  * To be provided by               $
                                                  Lessee at
                                                  installation.
------------------------------------------------------------------------------------------------
                                    Side One
        DIEBOLD CREDIT CORPORATION, 5995 Mayfair Road, North Canton, Ohio
                           44720; PHONE (330) 490-6900

                                                                                     Page 5 of 6

                           DIEBOLD CREDIT CORPORATION

                                 LEASE SCHEDULE


1. Sales Order No.: This number will correspond to the Sales Agreement signed by Customer and Diebold Inc. and assigned to Diebold Credit Corporation for payment.

2. Term: Will begin on the 1st day of the month following the acceptance date listed on the Schedule "A" and will continue for the number of months listed under that section.

3. Description: Briefly describes the equipment that is itemized on the Schedule "A"

4. Domicile Location: The equipment will be housed at this location unless approved by lessor.

5. Cost: This is the investment that is used to determine Basic Rent and is taken from the Sales Agreement, any changes negotiated between Lessee and Manufacturer must be approved by lessor.

6. Basic Rent: Will be the monthly rental payments in the amount set forth in the Lease Schedule or if different, the rent payment in the Schedule "A" and Acceptance Certificate will become the rental payment.


Additional  Terms:
The parties agree that this lease is a "finance lease" as defined by Article 2A-103(g) of the Uniform Commercial Code.

Lessee acknowledges that it has either a) received, reviewed and approved any written supply contract from the manufacturer or supplier ("Supplier") covering the Equipment purchased from Supplier by Lessor for lease to Lessee, or b) has been informed of the identity of the Supplier, that it may have rights under the supply contract, and that Lessee may contact Supplier for a description of any such rights.


This Lease Schedule will apply only to the Schedule "A" document signed and approved by Lessee.

                                    By execution hereof, the signer certifies that he/she has read, accepted and duly executed this Lease Schedule to the Master Lease Agreement on behalf of Lessee.


Lessor:  DIEBOLD CREDIT CORPORATION      Lessee:   UNIVERSAL MONEY CENTERS, INC.


By:    /S/ Robert J. Warren               By:   /s/ Pamela A. Glenn
      ------------------------------            -------------------------------

Title: Vice President & Treasurer         Title: Vice President
      ------------------------------             ------------------------------

Date:  10/05/98                           Date:  9-25-98
      ------------------------------             ------------------------------